Exhibit 10.19

AMENDMENT NO. 1

TO

INTERCREDITOR AGREEMENT

This AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (this “Amendment”), dated as of December 22, 2009, is entered into by and among Wells Fargo Bank, National Association, as the Collateral Agent and Administrative Agent (in such capacities, together with successors and assigns, the “Aimco Agent”) under the Aimco Credit Agreement, HSH Nordbank AG, New York Branch, as the Collateral Agent (in such capacity, together with its successors and assigns, the “Holdings Agent”) under the HSH Facilities, and is hereby acknowledged by the lenders from time to time party to the HSH Facilities (the “Holdings Lenders”).

RECITALS

WHEREAS, the Aimco Agent and the Holdings Agent have entered into that certain Intercreditor Agreement, dated as of July 17, 2009 (the “Intercreditor Agreement”);

WHEREAS, as of the date hereof, the Borrower will form CSSW Stetson Holdings, LLC (the “Stetson Intermediate Holding Company”), as a direct subsidiary of the Borrower and the Borrower will own directly 100% of the Equity Interests of the Stetson Intermediate Holding Company.  The Stetson Intermediate Holding Company will own 100% of the Equity Interests in Stetson Holdings which owns 100% of the Equity Interests in the Stetson Project Company and Stetson Wind II, LLC (the “Stetson II Project Company”);

WHEREAS, the Borrower has requested that the Aimco Lender and the Holdings Lenders amend the Aimco Guarantee and Security Agreement and the Comparable Holdings Security Document, respectively, to release its existing pledge of and Lien on the Equity Interests in Stetson Holdings and in consideration thereof, the Borrower will pledge all of the outstanding Equity Interests in the Stetson Intermediate Holding Company;

WHEREAS, the Aimco Lender has entered into that certain Credit Agreement, dated as of July 17, 2009, as amended as of September 16, 2009, as amended and restated as of December 22, 2009 (the “Aimco Amended and Restated Credit Agreement”) among CSSW, LLC, a Delaware limited liability company, as borrower under the Aimco Amended and Restated Credit Agreement, CSSW Holdings, LLC, a Delaware limited liability company, the Aimco Lenders from time to time party thereto, and the Aimco Agent, which amendment increases the obligations thereunder in an amount which exceeds the sum of the Aimco Lien Cap Amount and the Aimco Lien Additional Amount; and

WHEREAS, the Aimco Agent, on behalf of the Aimco Lender, desires to amend the Aimco Lien Cap Amount in the Intercreditor Agreement and effect certain other amendments.

NOW, THEREFORE, in consideration of the foregoing and mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.1.     Defined Terms. Capitalized terms used and not otherwise defined in this Amendment (including in the preamble and recitals hereto) shall have the meanings assigned to such terms in the Intercreditor Agreement and the principles of interpretation set forth therein shall apply herein.

SECTION 1.2.     Amendments to the Intercreditor Agreement.

(a)         The definition of “Aimco Lien Indebtedness” is hereby amended by deleting “$115,000,000” and inserting “$130,000,000” in lieu thereof.

(b)        The definition of “Discharge of Aimco Lien Indebtedness” is hereby amended by (i) deleting the word “and” after the words “Initial Term Loan Commitment” and inserting “,” in lieu thereof and (ii) inserting the words “and Stetson II Term Loan Commitment” after the words “Subsequent Term Loan Commitment”.

(c)         The definition of “Steel Winds Holding Company” is hereby deleted in its entirety and replaced with the following:

‘“Steel Winds Holding Company” shall mean New York Wind II, LLC, which owns directly 100% of the Equity Interests in the Steel Winds Project Company.”

SECTION 1.3.     Conditions to Effectiveness. This Amendment shall become effective as of the day set forth above (the “Amendment Effective Date”) on the date that all of the following conditions are satisfied: (i) the Aimco Agent and the Holdings Agent (or their respective counsel) shall have received from such other party and the Holdings Lenders counterparts of this Amendment (or a copy thereof by facsimile or “pdf” transmission) signed on behalf of each such party and (ii) the Aimco Amended and Restated Credit Agreement shall have been amended and restated and entered into by the parties required to execute such agreement. Except as expressly set forth herein, the Intercreditor Agreement, as specifically amended by this Amendment, shall remain unchanged and in full force and effect and is hereby ratified and confirmed.

SECTION 1.4.     Governing Law; Counterparts.

(a)         This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

(b)        This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment may be delivered by facsimile or “pdf” transmission of the relevant signature pages thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AIMCO AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent

By:	/s/ Michael Pinzon
Name: Michael Pinzon
Title: Vice President

HOLDINGS AGENT:

HSH NORDBANK AG, NEW YORK BRANCH, as agent

By:
Name:
Title:

By:
Name:
Title:

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (AIMCO CREDIT AGREEMENT)

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.

AIMCO AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as agent

By:
Name:
Title:

HOLDINGS AGENT:

HSH NORDBANK AG, NEW YORK BRANCH, as agent

By:	/s/ Sylvia Cheng
Name: Sylvia Cheng
Title: Senior Vice President
HSH Nordbank AG, New York Branch

By:	/s/ David Watson
Name: David Watson
Title: Vice President
HSH Nordbank AG, New York Branch

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (AIMCO CREDIT AGREEMENT)

Acknowledge and Agreed:

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/ Sylvia Cheng
Name: Sylvia Cheng
Title: Senior Vice President
HSH Nordbank AG, New York Branch

By:	/s/ David Watson
Name: David Watson
Title: Vice President
HSH Nordbank AG, New York Branch

AMENDMENT NO. 1 TO INTERCREDITOR AGREEMENT (AIMCO CREDIT AGREEMENT)